				 [JMCG LOGO]
				JMC GROUP, INC.
		9710 SCRANTON ROAD, SUITE 100, SAN DIEGO, CA 92121
				 __________

		    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
			    TO BE HELD MAY 3, 1999

To the Stockholders of JMC Group, Inc.:

	Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of JMC Group, Inc., a Delaware corporation (the "Company"), will be held at The Inn at Rancho Santa Fe, 5951 Linea Del Cielo, Rancho Santa Fe, California 92067 on Monday, May 3, 1999, at 10:00 a.m., Pacific Daylight Savings Time, for the following purposes:

1. To amend the Certificate of Incorporation of the Company to effect a one for two reverse split of the Common Stock.

2. To elect one Director of the Company to serve for three years or until his successor shall be duly appointed or elected.

3. To ratify the selection of Deloitte & Touche LLP as the Company's Independent certified public accountants for fiscal year 1999.

4. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

	The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on March 30, 1999, will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof.

	All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend in person, to assure your representation at the Annual Meeting, you are urged to mark, sign, date, and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope provided for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder returned a completed Proxy.

	Requests for additional copies of proxy materials and other information should be addressed to Investor Relations at the executive offices of the Company, 9710 Scranton Road, Suite 100, San Diego, California 92121.

				 By Order of the Board of Directors of
				 JMC Group, Inc.
				 /s/ JAMES K. MITCHELL
				 -------------------------------------
				 James K. Mitchell
				 CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER


San Diego, California
April 9, 1999


				  __________

				 [JMCG LOGO]
			       JMC GROUP, INC.
	      9710 SCRANTON ROAD, SUITE 100, SAN DIEGO, CA 92121

			    PROXY STATEMENT FOR
		      ANNUAL MEETING OF STOCKHOLDERS
			TO BE HELD ON MAY 3, 1999

				  GENERAL

	The enclosed Proxy is solicited by the Board of Directors on behalf of JMC Group, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 3, 1999 at 10:00 a.m., Pacific Daylight Savings Time, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at The Inn at Rancho Santa Fe, 5951 Linea Del Cielo, Rancho
Santa Fe, California 92067.

	The Company's principal executive offices are located at 9710 Scranton Road, Suite 100, San Diego, California 92121, and the Company's telephone number is (619) 450-0055. These proxy solicitation materials were first mailed on or about April 9, 1999 to all stockholders entitled to vote at the Annual Meeting.

	   INFORMATION CONCERNING VOTING, SOLICITATION AND PROXIES

RECORD DATE AND SHARES OUTSTANDING

	Stockholders of record at the close of business on March 30, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had issued and outstanding approximately 6,166,451 shares of common stock, $0.01 par value (the "Common Stock"), and no shares of preferred stock.

VOTING AND SOLICITATION

	Each stockholder is entitled to one vote for each share of Common Stock held by him.

	Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted FOR the election of each person nominated by the Board of Directors for election as a Director, FOR the proposal to effect a one-for-two reverse split of the Common Stock and FOR ratification of the independent auditors. The effect of an abstention or a broker nonvote on a proposal is the same as that of a vote against such proposal. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy (the "Proxy Holders") will have discretionary authority to vote such proxy in accordance with their best judgment on such matter.

	Directors are elected by a plurality vote.
				      1

	The cost of this proxy solicitation will be paid by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may be solicited by certain of the Company's Directors, officers, and regular employees, without additional compensation, personally or by telephone or telegram.

REVOCABILITY OF PROXIES

	Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.

DEADLINES FOR RECEIPT OF STOCKHOLDER NOMINATIONS, PROPOSALS AND PROPOSALS FOR INCLUSION IN THE PROXY STATEMENT FOR THE 2000 ANNUAL MEETING

	Section 2.5 of the Company's Bylaws provides that nominations may be made by the Board of Directors or by any stockholder entitled to vote in the election of Directors generally, provided that all stockholders intending to nominate Director candidates for election must deliver written notice thereof to the Secretary of the Company, which notice must be received not less than sixty nor more than ninety days prior to the meeting or, if less than seventy days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, within ten days after the date on which notice of such meeting is first given to stockholders. Such notice must set forth certain information concerning such stockholder and his or her nominee(s), including their names and addresses, such other information as would be required to be in the proxy statement soliciting proxies for the election of the nominees of such stockholder and the consent of each nominee to serve as a Director of the Company if so elected. The chairman of the Annual Meeting will refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

	The Company's Bylaws also require that stockholders give advance notice and follow certain other procedures with regard to business they wish to bring before an annual meeting of stockholders. Section 2.6 of the Company's Bylaws provides that all stockholders intending to bring business before the meeting deliver written notice thereof to the Secretary of the Company in the same manner and within the same periods as required for stockholder nominees for the Board of Directors, as described in the preceding paragraph. Such notice shall set forth certain information concerning such stockholder and the proposed business, including any material interest of the stockholder in such business. The chairman of the Annual Meeting will refuse to permit business to be brought before the Annual Meeting if notice is not given in compliance with the foregoing procedure.

	The Company intends to hold its next Annual Meeting of Stockholders on or about May 8, 2000. Stockholders seeking to include a proposal in the Proxy Statement for the Company's 2000 Annual Meeting must ensure that such proposal is received at the executive offices of the Company on or before March 9, 2000. Inclusion of any such proposal is subject to certain other requirements.
				      2

		DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

	The following table sets forth names and certain other information concerning the Company's Directors and executive officers, as of March 1, 1999:


								     TERM OF
								    OFFICE AS
								     DIRECTOR
NAME                    AGE                  POSITION                EXPIRES
------------------------------------------------------------------------------
James K. Mitchell       60  Chairman, President and Chief Executive    2001
				   Officer and Director
Edward J. Baran         62                   Director                  2000

Barton Beek             75                   Director                  1999

Charles H. Black        72                   Director                  2000

Robert G. Sharp         63                   Director                  2001


	Information with respect to the principal occupation during the past five years of each nominee, each current Director and each executive officer is set forth below. There are no family relationships among Directors or executive officers of the Company.

	JAMES K. MITCHELL became a Director in October 1988 and became Chairman and Chief Executive Officer of the Company on January 1, 1993 and assumed the responsibilities of President of the Company as well on January 1, 1997. Mr. Mitchell is the founder of the Company's principal subsidiary, James Mitchell & Co. In 1973, Mr. Mitchell was a founding officer of Security First Group (now The Holden Group), a financial services firm which pioneered the concept of marketing insurance and annuity products through stock brokerage firms. Before joining that firm, Mr. Mitchell served as Vice President of Marketing for the Variable Annuity Life Insurance Company of Houston, Texas. He attended Portland State University and is a registered Principal with the National Association of Securities Dealers, Inc. (the "NASD").

	EDWARD J. BARAN became a Director in August 1992. Mr. Baran, who has spent more than thirty years in the insurance business, is currently Chairman and Chief Executive Officer of BCS Financial Corporation, a financial services holding company. Prior to joining BCS in November 1987, Mr. Baran was Vice Chairman, President and Chief Executive Officer of Capitol Life Insurance Company of Denver, Colorado. He is a graduate of Georgetown University and a member of the Audit and Compensation Committees of the Board of Directors.

	BARTON BEEK became a Director in January 1984. Mr. Beek is a senior partner of O'Melveny & Myers, a law firm which he joined in 1955, with offices worldwide. Mr. Beek is a graduate of the California Institute of Technology, the Stanford University Graduate School of Business and Loyola College of Law. Mr. Beek is a director of Wynns International, Inc. He is a member of the Audit and Compensation Committees of the Board of Directors.

	CHARLES H. BLACK became a Director in June, 1993. Mr. Black is currently a private investor, having most recently served as Vice Chairman of Pertron Controls Corporation. From 1982 to 1985, Mr. Black served as Executive Vice President, Director and Chief Financial Officer of Kaiser Steel Corporation. He served as Executive Vice President and Chief Financial Officer of Great Western Financial Corporation and Great Western Savings and Loan from 1980 to 1982 after having spent over 20 years in various financial and management positions with Litton Industries, Inc., the most recent being Corporate Vice President and Treasurer. Mr. Black is a member of the Board of Governors of the Pacific Exchange and serves as a director of Investment Company of America and the American Variable Insurance Series, all mutual funds. He also serves as a director of Wilshire Technologies, Inc., and Anworth Mortgage Asset Corp., both publicly-held companies, and he is a director of a number of privately-held corporations. Mr. Black is a graduate of the University of Southern California. He is Chairman of the Audit Committee and a member of the Compensation Committee of the Board of Directors.

	ROBERT G. SHARP became a Director in May 1995. Mr. Sharp retired from his position as President and Chief Executive Officer of Keyport Life Insurance Company in February 1992 after having served in that position since 1979. Mr. Sharp is the past chairman of the National Association for Variable Annuities and a former director of the National Association of Life Companies. Mr. Sharp is a graduate of the California State University at Sacramento and is a registered Principal with the NASD. Mr. Sharp is also a director of Navallier Variable Funds, a mutual fund. Mr. Sharp is a member of the Audit Committee and Chairman of the Compensation Committee of the Board of Directors.

BOARD MEETINGS AND COMMITTEES

	The business affairs of the Company are managed by or under the direction of the Board of Directors, although it is not involved in day-to-day operations. During the year ended December 31, 1998, the Board of Directors met five times.

	The Board of Directors of the Company has standing Audit and Compensation Committees.

	AUDIT COMMITTEE. The Audit Committee recommends to the Board of Directors the appointment of the firm selected to be independent public accountants for the Company and monitors and evaluates the performance of such firm; reviews and approves the scope of the annual audit and evaluates with the independent public accountants the Company's annual audit and annual consolidated financial statements; reviews the Company's financial reporting policies and practices; reviews with management the status of internal audit and control procedures, adequacies of financial staff and other matters and makes such recommendations to the Board of Directors as may be appropriate; evaluates matters having a potential financial impact on the Company which may be brought to its attention by management, the independent public accountants or the Board of Directors; and reviews all public financial reporting documents of the Company. The members of the Audit Committee during 1998 were Messrs. Baran, Beek, Black and Sharp. Mr. Black serves as the Chairman. The Audit Committee held one meeting during fiscal 1998.

	COMPENSATION COMMITTEE. The Compensation Committee, reviews and makes recommendations to the full Board of Directors with respect to the specific compensation to be paid or provided to executive. The members of the Compensation Committee are Mssrs. Baran, Beek, Black and Sharp with Mr. Sharp as Chairman. The Compensation Committee held one meeting during fiscal 1998.

	During the fiscal year ended December 31, 1998, each of the Directors of the Company attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings of the committee(s) of the Board on which he served during the period he served in such capacities.


			   EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

	The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer (the "named executive officer") (1):


							   LONG-TERM
							  COMPENSATION
							     AWARDS
							   SECURITIES
							   UNDERLYING     ALL OTHER
				       ANNUAL COMPENSATION   OPTIONS/     COMPENSATION
NAME AND PRINCIPAL POSITION      YEAR  SALARY($) BONUS($)  SARS(#)(2)      ($)(3)
-----------------------------------------------------------------------------------------
James K. Mitchell,
Chairman and                     1998   225,000    -           -            9,740
Chief Executive Officer          1997   239,087    -        100,000         7,811
				 1996   291,627    -           -            9,579

----------

(1) Although SEC regulations require four highest paid executive officers in the classification of the "named executive officers" (other than the Chief Executive Officer), no other officer of the company qualifies for this specification under Regulation S-K, Item 402a(3).

(2)  The Company does not have any outstanding Stock Appreciation Rights
     ("SARs").

(3) Amounts reported for Mr. Mitchell in the "All Other Compensation" column include $4,911, $2,982 and $4,750, respectively, for 1998, 1997 and
     1996, representing the Company's contributions to its 401(k) Savings Plan on his behalf and $4,829 for each of 1998, 1997 and 1996, representing life insurance premiums advanced by the Company pursuant to a split dollar insurance agreement.

OPTION GRANTS

	No grants of options to purchase Common Stock were made to the named executive officer during the 1998 fiscal year:

OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

	The following table provides information related to options exercised by the named executive officer during the 1998 fiscal year and the number and value of options held at fiscal year-end.

						   NUMBER OF SECURITIES
						  UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED
						   OPTIONS/SARS AT FY-       IN-THE-MONEY OPTIONS/
		  SHARES ACQUIRED     VALUE             END(#)(1)           SARS AT FY-END($)(1)(2)
NAME               ON EXERCISE(#)   REALIZED($)  EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
----------------------------------------------------------------------------------------------------
James K. Mitchell         0              0         141,667       33,333          0           0


----------

(1) The Company does not have any outstanding SARs.

(2) The closing price for the Common Stock on December 31, 1998, as reported by the NASDAQ National Market System, was $0.9380. The named executive officer's outstanding options were exercisable for a price greater than $0.9380 at fiscal year end.

COMPENSATION OF DIRECTORS

     The members of the Board of Directors who are not full-time employees of the Company are entitled to receive reimbursement for out-of-pocket expenses they incur in attending Board meetings and otherwise performing their duties and receive fees of $1,000 for each meeting of the Board of Directors which they attend. Members of committees additionally receive $500 per committee meeting held on the same day as a Board of Directors' meeting, or $1,000 per committee meeting if held on a different day. Non-employee Directors receive formula grants of non-qualified stock options under the Company's 1993 Executive Stock Option Plan. Options to acquire 12,000 shares of Common Stock are to be granted within six months after an individual takes office as a Director and options to acquire an additional 12,000 shares are to be granted within six months after every third anniversary of such Director's taking office. As reported in the Form 10-K for the year ended December 31, 1997, on February 17, 1998, the outside Directors of the Company were each granted stock options to purchase 25,000 shares of Common Stock at a price of $1.125, which was equal to the closing price for the Common Stock on June 30, 1998, in addition to their regular formula grants. Officers of the Company are not compensated for their services as Directors or committee members.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

	No member of the Compensation Committee of the Board of Directors served as an officer or employee of the Company or its subsidiaries. No executive officers of the Company served during fiscal 1998 on the board of directors of any company which had a representative on the Company's Board of Directors. No member of the Company's Board of Directors served during 1998 as an executive officer of a company whose board of directors had a representative from the Company or the Company's Board of Directors.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

	During 1998, executive compensation policy was recommended by a Compensation Committee (the "Committee") which is composed of all the independent members of the Board of Directors (the "Board"). The Committee held one meeting during 1998. The Committee is responsible for recommending executive compensation policy and practice to the Board of Directors and was responsible for administering the Company's 1993 Executive Stock Option Plan. The Board of Directors did not modify or reject in any material way any action or recommendation of the Committee during fiscal year 1998.
				      5

	The Board's compensation policy with regards to the Company's executive officers has been to provide these officers, in aggregate, with salary and incentive compensation competitive with the marketplace. Compensation has primarily consisted of salaries, stock options and cash bonuses based upon the Company's pre-tax earnings. For 1998, only Mr. Mitchell was a party to an employment contract. The employment contract of the President and CEO which had originally expired January 1, 1996, was reinstated by action of the Board with Mr. Mitchell abstaining, on February 17, 1998, effective as of January 1, 1998. The reinstated contract provides for a base salary of $225,000 per year plus basic company benefits for a three-year term, subject to certain provisions described above.

	The Committee, at its March 1, 1999 meeting, considered the operating results for 1998 and although the Committee felt that management during the year had acted appropriately in a very difficult environment and was continuing to maintain energy and creativity in its search for new sources of revenue for the Company, it decided not to award any cash bonus to the Chief Executive Officer.

	While there is no established policy with respect to the frequency or amount of option grants, the Board desires that the executive officers own Company stock to both provide incentive compensation based on performance factors deemed important to the Company's stockholders and to provide an element of downside risk to more closely align the interests of executives with the interests of the stockholders. The Board considers the granting of stock options annually and, in reviewing the Chief Executive Officer's recommendation, considers the individual executive officer's contributions to the Company and the amount and terms of existing options. No grants were made to Mr. Mitchell during 1998.

	James K. Mitchell, who became Chief Executive Officer of the Company effective January 1, 1993, received a total of $225,000 in salary for fiscal 1998. This compares to $239,087 in salary for fiscal 1997. This also compares to $291,627 in salary for fiscal 1996. All salary totals are exclusive of standard benefits. At the close of 1998, Mr. Mitchell was the largest stockholder of the Company with a total of approximately 718,041 shares beneficially owned and vested options to purchase 75,000 shares of Common Stock at a price of $4.40 per share and 66,667 shares at a price of $1.375 per share.

	The report of the Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee of the
Board of Directors of JMC Group, Inc.:

Robert G. Sharp, Chairman
Edward J. Baran
Barton Beek
Charles H. Black
				      6

PERFORMANCE GRAPH

	The following chart compares the yearly percentage change in the cumulative total stockholder return on the Common Stock during the five fiscal years ended December 31, 1998 with the cumulative total return on the S&P 500 Index and the NASDAQ Financial Stocks Industry Index.

Assumes $100 invested on December 31, 1993 in JMC
Group, Inc., S&P 500 Index and NASDAQ Financial
Stock Industry Index.


PERFORMANCE     1993    1994    1995    1996    1997    1998
NASDAQ          100     100.24  145.98  187.14  287.20  276.58
S&P 500         100      98.46  132.05  158.80  208.05  266.30
JMCG            100      18.12   10.50   11.23    7.61   10.88

	The foregoing information shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
				      7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	Unless otherwise noted below, the following table presents certain information with respect to the ownership of the Common Stock as of March 8, 1999 by each person known by the Company to own beneficially more than 5% of the Common Stock, by each person who is a Director or nominee for Director of the Company, by each named executive officer and by all executive officers and Directors of the Company as a group:

						      SHARES OF COMMON
							    STOCK
						     BENEFICIALLY OWNED
						   AS OF MARCH 8, 1999 (1)
	NAME                                        NUMBER (3)         %
--------------------------------------------------------------------------
James K. Mitchell (2)                               859,708        13.42%
JMC Group, Inc.
9710 Scranton Road, Suite 100
San Diego, CA 92121

Robert London (4)                                   498,500         7.78%
Cruttendon Roth Incorporated
809 Presidio Avenue
Santa Barbara, CA 93101

Charles H. Black (5)                                265,531         4.14%

Barton Beek                                         102,500         1.60%

Robert G. Sharp                                      69,500         1.08%

Edward J. Baran                                      24,500           *

All Executive Officers and Directors
   as a group (5 persons)                         1,321,739        20.63%
	Total outstanding shares(6)               6,406,118

----------
*       Less than 1%

(1) All ownership figures include options to purchase shares of Common Stock exercisable within 60 days of March 8, 1999, as set forth below. Except as otherwise noted below, each individual, directly or indirectly, has sole or shared voting and investment power with respect to the shares listed.

(2) Includes 18,815 vested shares of Common Stock contributed by the Company to the Company's 401(k) Savings Plan for Mr. Mitchell. Directors do not have 401(k) Plan holdings with the Company.

(3) Includes options to purchase 141,667, 24,500, 28,500, 20,500, 24,500 and
    239,667 shares of Common Stock for Messrs. Mitchell, Baran, Beek, Black, Sharp and for all executive officers and Directors as a group, respectively.

(4) Mr. London filed a Schedule 13D on November 25, 1997 for 423,500 shares of Common Stock and an amended Schedule 13D on December 23, 1997 for an additional 75,000 shares of Common Stock. As of March 8, 1999, no other Schedule 13D amendment had been filed.

(5) Includes 22,800 shares held by the Charles H. Black Pension Trust and 10,000 shares held by Mr. Black as trustee for the benefit of Charles H. Black, Jr. and Mr. Black in which Mr. Black has a 1/2 beneficial ownership interest. Also includes 36,200 shares owned individually by Mr. Black's wife as to which he disclaims beneficial ownership.

(6) Includes 239,667 shares issuable upon exercise of stock options.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

	Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission, NASDAQ and the Pacific Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, Directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all
Section 16(a) reports they file.

	Specific due dates for these reports have been established and the Company is required to identify those persons who failed to timely file these reports. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1998, all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than 10% beneficial owners were complied with.

		PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION

	The Board of Directors has proposed the following amendment of the Certificate of Incorporation of the Company:

	Article IV of the Certificate of Incorporation shall be amended by inserting an additional paragraph as the first paragraph of said Article, as follows:

	"The shares of Common Stock outstanding on the Effective Date hereof shall be consolidated, combined and reconstituted to effect a one for two reverse stock split of such Common stock, such that each Common share outstanding on the Effective Date shall become one half of a reconstituted share of Common Stock and two shares of Common Stock outstanding on the Effective Date shall become one reconstituted share of Common Stock. The "Effective Date" hereof shall be the day upon which a Certificate of Amendment of the Certificate of Incorporation of the Corporation setting forth this paragraph shall be filed with the Secretary of State of Delaware."

EFFECT OF AMENDMENT ON OUTSTANDING SHARES

	If adopted, the proposed Amendment (the "Reverse Split") will change each outstanding share of Common Stock into one half of a reconstituted Common Share (a "New Share"). Thus, if the Amendment is adopted, there will be approximately 3,083,225 New Shares outstanding and the Company will have no other outstanding shares. The Amendment will not changes the number of authorized shares of Common Stock.

	The total number of shares of Common Stock issuable upon exercise of outstanding options to acquire such shares, and the exercise price of such options, will be adjusted proportionally to reflect the Reverse Split.

	Under the Company's Stockholders' Rights Plan, each share of Common Stock will continue to have one preferred share purchase right (a "Right") associated with it following the Reverse Split; however, the number of shares of Preferred Stock issuable upon the exercise of each Right will be proportionally adjusted.

FRACTIONAL SHARES

	No fractional shares of Common Stock will be issued as a result of the Reverse Split and fractional share interests will not entitle the holder thereof to exercise any right of a stockholder. In lieu of fractional shares resulting from the Reverse Split, stockholders will be paid, in cash, the dollar amount (rounded to the nearest whole cent), without interest, determined by multiplying such fractional shares (after aggregating all fractional shares of Common Stock owned by such stockholder) by the average of the reported closing prices for the shares on the NASDAQ Market System for the ten trading days immediately preceding the Effective Date.

PROCEDURES FOR EXCHANGE OF CERTIFICATES

	As soon as practicable after the Effective Date, the Company's Transfer Agent (the "Exchange Agent") will mail to the registered holders of Common Stock a Letter of Transmittal and instructions for surrender of Common Stock certificates for certificates representing New Shares and, if applicable, cash in lieu of fractional shares. Stockholders will not receive certificates for New Shares unless and until their certificates for shares of Common Stock have been surrendered with an appropriate letter of transmittal. There will be no service charge in connection with the issuance of certificates for New Shares and cash in lieu of fractional shares following the Reverse Split.

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

FEDERAL INCOME TAX CONSEQUENCES

	The following summary of the federal income tax consequences of the Reverse Split is based on current law, including the Internal Revenue Code of 1986, as amended, and is for general information only. The tax treatment for any stockholder may vary depending upon the particular facts and circumstances of such stockholder. Certain stockholders, including insurance companies, tax-exempt organizations, financial institutions, broker-dealers, non-resident aliens, foreign corporations and persons who do not hold Common Stock of the Company as a capital asset, may be subject to special rules not discussed below. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT HIS OR HER
TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE SPLIT, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL OR FOREIGN INCOME TAXES AND OTHER LAWS.

	The receipt of whole New Shares (excluding fractional new Shares) in the Reverse Split should be non-taxable for federal income tax purposes. Consequently, a stockholder receiving New Shares will not recognize either gain or loss, or any other type of income, with respect to whole New Shares received as a result of the Reverse Split. In addition, the tax basis of such stockholder's shares of Common Stock prior to the Reverse Split will carry over as the tax basis of the stockholder's New Shares. The holding period of the New Shares should also include the stockholder's holding period of the Common Stock prior to the Reverse Split, provided that such Common Stock was held by the stockholder as a capital asset on the Effective Date.

	Any stockholder who receives cash in lieu of a fractional New Share pursuant to the Reverse Split will recognize gain or loss equal to the difference between the amount of cash received and the portion of the aggregate tax basis in his or her shares of Common Stock allocable to such fractional New Share. If the shares of Common Stock were held as a capital asset on the Effective Date, then the stockholder's gain or loss will be a capital gain or loss. Such capital gain or loss will be a long-term capital gain or loss if the stockholder's holding period for the shares of Common Stock is longer than eighteen months, a short-term capital gain or loss if the stockholder's holding period is twelve months or less and mid-term gain or loss if the stockholder's holding period is longer than twelve months and less than eighteen months.

	Based on certain exceptions contained in regulations issued by the Internal Revenue Service, the Company does not believe that it or its stockholders would be subject to backup withholding or informational reporting with respect to cash distributed in lieu of fractional New Shares.

REASONS FOR PROPOSED AMENDMENT

	The Company has been advised by NASDAQ that the Common Stock may no longer meet the requirements for continued listing and trading on the NASDAQ Market System. The Reverse Split is being proposed to address one of these requirements, viz, the minimum bid price requirement of a $1.00 per share.

	The Company believes that if the Reverse Split is effectuated, the Company's Common Stock should initially have a minimum bid price in excess of the $1.00 per share necessary to satisfy the NASDAQ requirement. The Company would also need to continue to satisfy all other maintenance criteria and there can be no assurance that the Company will be able to do so, or that, even if these criteria are met, the Common Stock will continue to be traded on the NASDAQ National Market.

	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

ELECTION OF DIRECTOR

NOMINEE

	One of the Company's total of five Directors is to be elected at the Annual Meeting. The Board of Directors of the Company has authorized the nomination at the Annual Meeting of the person named below as a candidate. Unless otherwise directed, the Proxy Holders will vote the proxies received by them for the nominee named below. In the event that the nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the existing Board of Directors to fill the vacancy. It is not expected the nominee will be unable or will decline to serve as a Director.

	Information with respect to the nominee to the Board of Directors is set forth above in "Directors and Executive Officers." The name of the nominee is as follows:

				Barton Beek
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

	The Director elected at this Annual Meeting will serve a three-year term, until the annual meeting of stockholders in 2002, or until his successor is duly elected.


REQUIRED VOTE

	The affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote is required for the election of the Director nominee.

	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE PERSON NOMINATED FOR ELECTION AS A DIRECTOR.


APPROVAL OF INDEPENDENT AUDITORS

	The Board of Directors is recommending the ratification of its selection of Deloitte & Touche LLP as the Company's independent certified public accountants to audit the financial statements of the Company for the 1999 fiscal year. In the event such approval of stockholders is not received, the Board will select another firm to audit the Company's financial statements. Deloitte & Touche LLP has audited the financial statements of the Company and its subsidiaries for fiscal year 1998 and are expected to audit the financial statements for fiscal 1999. Deloitte & Touche LLP has advised the Company that neither it nor any of its partners or associates has any direct or indirect financial interest in or any connection with the Company other than as accountants and auditors. Representatives of Deloitte &
Touche LLP are welcome to attend the Annual Meeting, to make a statement, if they desire to do so, and to respond to appropriate questions, however, they are not presently expected to attend.

	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF INDEPENDENT AUDITORS.

OTHER MATTERS

	The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies. It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, AND RETURN YOUR PROXY PROMPTLY.

				  By Order of the Board of Directors of
				  JMC Group, Inc.

				  /s/ JAMES K. MITCHELL
				 ---------------------------------------------
				 James K. Mitchell
				 CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER

Dated: April 9, 1999


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